UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
January 24, 2008

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37660
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EASTMAN CHEMICAL COMPANY - EMN	January 24, 2008

Item 2.02 Results of Operations and Financial Condition

On January 24, 2008, the registrant publicly released its financial results for fourth quarter and full year 2007. The full text of the release is furnished as Exhibit 99.01 to this Form 8-K, and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K includes the following non-GAAP financial measures:

•	Eastman Chemical Company and segment sales excluding contract ethylene sales under a transition agreement related to the previous divestiture of the polyethylene product lines;

•	Eastman Chemical Company and segment sales and results from continuing operations excluding sales revenue and operating results from divested product lines;

•
Eastman Chemical Company and segment sales and results from continuing operations excluding sales revenue and results from continuing operations from sales in Latin America of PET products manufactured at the divested Mexico and Argentina PET manufacturing facilities;

•
Eastman Chemical Company operating earnings, earnings before tax, net earnings and net earnings per diluted share, each from continuing operations, excluding accelerated depreciation costs, and asset impairments and restructuring charges (credit), and other operating income; and

•	Segment results from continuing operations excluding accelerated depreciation costs, asset impairments and restructuring charges (credit), and other operating (income) loss.

Tables 3, 4, 5, and 6 in the accompanying financial tables reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Eastman's management believes that sales from contract ethylene sales under the transition agreement related to the previous divestiture of the polyethylene product lines do not reflect the continuing and expected future business of the Performance Chemicals and Intermediates ("PCI") segment.  In addition, for evaluation and analysis of ongoing business results and of the impact on the company and segments of strategic decisions and actions to reduce costs and to improve the profitability of the company, management believes that corporate and segment earnings from continuing operations should be considered both with and without accelerated depreciation costs, asset impairments and restructuring charges, and other operating (income) loss, and that corporate and segment sales and results from continuing operations should be considered both with and without revenues and results from continuing operations from divested product lines and from sales in Latin America of PET products manufactured at the divested Mexico and Argentina manufacturing facilities.  Management believes that investors can better evaluate and analyze historical and future business trends if they also consider the reported corporate and segment results, respectively, without the identified items. Management utilizes corporate and segment results including and excluding the identified items in the measures it uses to evaluate business performance and in determining certain performance-based compensation. These measures, excluding the identified items, are not recognized in accordance with GAAP and should not be viewed as alternatives to the GAAP measures of performance.

EASTMAN CHEMICAL COMPANY - EMN	January 24, 2008

Item 9.01 Financial Statements and Exhibits:

(d) Exhibits

The following exhibit is furnished pursuant to Item 9.01:

99.01 Public release by the registrant on January 24, 2008 of fourth quarter and full year 2007 financial results.

EASTMAN CHEMICAL COMPANY - EMN	January 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By: /s/ Curtis E. Espeland Curtis E. Espeland Vice President and Chief Accounting Officer
Date: January 24, 2008